Exhibit 32.1



                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

This certification is being filed pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This certification is included solely for the purpose of complying with the provisions of Section 906 of the Sarbanes-Oxley Act and is not to be used for any other purpose. In connection with the accompanying Quarterly Report on Form 10-QSB of Rub A Dub Soap, Inc. for the quarter ended November 30, 2006, I, Kevin Halter, Jr., hereby certify in my capacity as an officer of Rub A Dub Soap, Inc. that to my knowledge:

1. The Quarterly Report on Form 10-QSB of Rub A Dub Soap, Inc. for the quarter ended November 30, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


2. The information contained in the Quarterly Report on Form 10-QSB of Rub A Dub Soap, Inc. for the quarter ended November 30, 2006, fairly presents, in all material respects, the financial condition and results of operations of Rub A Dub Soap, Inc.



Date:  December 21, 2006             /s/ Kevin Halter, Jr.
                                    --------------------------------------------
                                    Kevin Halter, Jr., President,
                                    Treasurer and Director (Principal
                                    Executive, Financial and Accounting Officer)